UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08271
                                   ---------

                          FRANKLIN FLOATING RATE TRUST
                          ----------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       ------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/04
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                   JULY 31, 2004
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | INCOME
--------------------------------------------------------------------------------

                                    FRANKLIN
                               FLOATING RATE TRUST

--------------------------------------------------------------------------------

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                                                       Eligible shareholders can
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                                                       See inside for details.

--------------------------------------------------------------------------------



                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS

                      FRANKLIN o TEMPLETON o MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.




--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


Not part of the annual report

Contents

SHAREHOLDER LETTER ..............................       1


ANNUAL REPORT

Franklin Floating Rate Trust.....................       3

Performance Summary..............................       8

Your Fund's Expenses.............................       9

Financial Highlights and
Statement of Investments.........................      11

Financial Statements.............................      27

Notes to
Financial Statements.............................      30

Report of Independent
Registered Public
Accounting Firm..................................      39

Board Members
and Officers.....................................      40

Shareholder Information..........................      45

--------------------------------------------------------------------------------


Annual Report

Franklin Floating Rate Trust

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Floating Rate Trust seeks to provide as high a level of current income and preservation of capital as is consistent with investment primarily in senior secured corporate loans and corporate debt securities with floating interest rates.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Floating Rate Trust's annual report for the fiscal year ended July 31, 2004.


PERFORMANCE OVERVIEW

Franklin Floating Rate Trust posted a +9.95% cumulative total return for the 12 months ended July 31, 2004, as shown in the Performance Summary on page 8. The share price, as measured by net asset value (NAV), rose from $8.42 per share on July 31, 2003, to $8.98 at year-end. The Fund made dividend distributions totaling $0.277869 per share.1


ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2004, the U.S. economy remained strong. One-year gross domestic product (GDP) rose an estimated 4.8% through June. Major contributors to growth included consumer spending, inventory investment, equipment and software spending, and federal government spending. Despite solid export growth and a resilient housing market, annualized second quarter 2004 GDP grew an estimated 2.8%, which was less than expected, due largely to the weakest consumer spending growth in three years. Approximately 70% of GDP stemmed from consumer activity, which slowed as personal liquidity from tax cuts and low interest-rate incentives faded. Business investment and corporate profits rose and contributed to overall economic growth.


PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/04

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Senior Floating Rate Interests              87.0%
Corporate Bonds                              1.6%
Equities                                     0.7%
Short-Term Investments & Other Net Assets   10.7%


1. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                               Annual Report | 3

--------------------------------------------------------------------------------
  WHAT ARE SYNDICATED BANK LOANS?
--------------------------------------------------------------------------------
  Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------


Labor market conditions improved during the reporting period. More than one-half of the jobs lost during the recession and weak economic expansion have been recovered. The economy created 1.5 million jobs since summer 2003. In addition, the unemployment rate fell from 6.2% in July 2003 to 5.5% at period-end.2 Services created the most jobs led by leisure and hospitality, education and health, and business and professional services.

In light of positive economic developments, consumer inflation remained modest but picked up speed in 2004. Excluding the volatile food and energy categories, consumer prices increased 1.8% for the 12 months ended July 31, 2004. Consequently, for the first time in more than four years, the Federal Reserve Board (Fed) raised the federal funds target rate on June 30, 2004, by a quarter-point to 1.25%. Because Fed policymakers expect inflation to remain relatively low, they believe they can raise interest rates at a measured pace. Nonetheless, the Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Domestic equity markets sustained a rally through year-end 2003, then flattened before falling into negative territory through July 2004. Despite continued signs of enhanced corporate fundamentals, investors appeared cautious due to geopolitical uncertainty, soaring oil prices and rising interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 13.16% for the 12 months under review, while the technology-heavy NASDAQ Composite Index gained 9.33%.3

The syndicated bank loan market was strong during the year under review as credit fundamentals continued to look favorable. Investor demand -- spurred by a strengthening economy, rising interest rates and a low expected default rate -- made floating rate loans an attractive alternative to fixed-rate securities.

Although robust, new loan issuance was not enough to meet rising demand, resulting in generally higher loan prices. The sustained imbalance between supply and demand allowed borrowers to refinance their loans at lower interest rates, reducing borrowing rate spreads over LIBOR.






2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.


4 | Annual Report

In this favorable borrowing environment, many companies sought to take advantage of accessing capital. During the year under review, companies incurred additional debt to finance future growth, acquisition opportunities and capital expenditures. Some companies also distributed debt proceeds as dividends to shareholders.

The three-month LIBOR rose from 1.11% on July 31, 2003, to 1.70% on July 31, 2004.4 However, almost all of the increase occurred during the last months of the Fund's fiscal year as investors anticipated Fed interest rate hikes.


INVESTMENT STRATEGY

We rely on independent and proprietary credit analysis to select corporate loan and corporate debt securities that meet our rigorous investment criteria. We seek to invest in companies with the ability to generate substantial free cash flow, that are in industries with strong barriers to entry, and that possess significant asset coverage and collateral for our debt. We also prefer companies with dominant market shares, strong management teams and stable growth prospects, according to our analysis.


MANAGER'S DISCUSSION

As loan spreads over LIBOR tightened during the 12-month period, our portfolio's loan spreads also tightened and affected the Fund's yield. Fortunately, mainly due to strong demand, many of our loans also appreciated in price, partially offsetting the yield decline.

Finding good value in a strong loan market remained challenging. We continued to invest in a conservative manner, and were willing to hold a higher cash position than we considered ideal if we felt the loans offered to us did not provide adequate risk compensation. The primary syndication market remained the source of many of our purchases. For example, the Fund recently purchased the senior secured loan of VWR International, which funded Clayton, Dubilier & Rice's acquisition of the company from Merck. VWR is a leading global distributor of research laboratory supplies to major companies as well as universities and research institutes. We found the loan attractive due to the company's leading market position and historically recurring, stable cash flows.






TOP 10 SECTORS/INDUSTRIES
7/31/04
----------------------------------------
                             % OF TOTAL
                             NET ASSETS
----------------------------------------
  Cable and Satellite Television   7.7%
----------------------------------------
  Movies and Entertainment         5.8%
----------------------------------------
  Auto Parts: Original Equipment
  Manufacturer                     4.5%
----------------------------------------
  Electric Utilities               4.2%
----------------------------------------
  Wireless Communications          3.6%
----------------------------------------
  Containers and Packaging         3.1%
----------------------------------------
  Casinos and Gaming               2.3%
----------------------------------------
  Broadcasting                     2.3%
----------------------------------------
  Publishing: Books and Magazines  2.2%
----------------------------------------
  Medical and Nursing Services     2.2%
----------------------------------------



4. Source: British Bankers' Association.


                                                               Annual Report | 5

TOP 10 HOLDINGS
7/31/04

----------------------------------------
  COMPANY                    % OF TOTAL
  SECTOR/INDUSTRY            NET ASSETS
----------------------------------------
  Aldelphia                        2.1%
   CABLE & SATELLITE TELEVISION
----------------------------------------
  Centerpoint Energy Inc.          1.3%
   ELECTRIC UTILITIES
----------------------------------------
  Tenneco Automotive Inc.          1.2%
   AUTO PARTS: ORIGINAL EQUIPMENT
   MANUFACTURER
----------------------------------------
  Regal Cinemas Inc.               1.1%
   MOVIES & ENTERTAINMENT
----------------------------------------
  Allied Waste North America Inc.  1.1%
   ENVIRONMENTAL SERVICES
----------------------------------------
  Tapco International              1.1%
   BUILDING PRODUCTS
----------------------------------------
  NTL Investment Holdings          1.0%
   CABLE & SATELLITE TELEVISION
----------------------------------------
  Solo Cup Co.                     1.0%
   OTHER CONSUMER SPECIALTIES
----------------------------------------
  Peabody Energy Corp.             1.0%
   COAL
----------------------------------------
  Crown Castle Operating Co.       1.0%
   WIRELESS COMMUNICATIONS
----------------------------------------


Two of our larger commitments this year in the new issue market were in the movies and entertainment industry, which we considered attractive due to its strong asset coverage. These investments were Regal Cinemas, the largest theater circuit operator in the U.S., and Metro-Goldwyn-Mayer (MGM), a movie production company. MGM's considerable film library of approximately 4,000 titles provided substantial collateral value, which secured our loan. These holdings appreciated after our new issue purchase, contributing to the Fund's performance.

We also remained favorable toward Peabody Energy Corporation, the world's largest private-sector coal company, and increased our exposure. The company performed well recently as the recovering worldwide economy led to increased demand for electricity generation and steel production. With majority interests in 29 coal operations in the U.S. and Australia, Peabody holds the largest market share in three of the four primary coal producing regions in the U.S.

Lastly, the Fund benefited from its continued ownership of Arch Wireless common equity, which we received as part of a reorganization after the company's December 2001 bankruptcy. In March 2004, Arch, a paging company, announced it would merge with its competitor Metrocall, driving Arch's stock price up sharply and contributing to the Fund's share price.

The Fund's performance was negatively impacted by our underweighted exposure to the utility sector compared with the Credit Suisse First Boston (CSFB) Leveraged Loan Index.5 The utilities sector was a riskier segment of the loan market, which performed well over the past 12 months.6 Although avoiding lower-quality credits hurt relative performance, we remained focused on our conservative investment strategy.






5. Source: The CSFB Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar denominated leveraged loan market. Loans must be rated 5B or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be LIBOR plus 125 basis points or higher. The tenor must be at least one year and only funded term loans are included.
6. The utilities sector comprises electric utilities in the SOI.



6 | Annual Report

Thank you for your continued participation in Franklin Floating Rate Trust. We look forward to serving your future investment needs.


/S/Richard S. Hsu
Richard S. Hsu, CFA


/S/Madeline Lam
Madeline Lam


/S/Matthew W. Gregory
Matthew W. Gregory, CFA

Portfolio Managers
Franklin Floating Rate Trust



DIVIDEND DISTRIBUTIONS*
8/1/03-7/31/04

----------------------------------------
  MONTH               DIVIDEND PER SHARE
----------------------------------------
  August                    2.4334 cents
----------------------------------------
  September                 2.5281 cents
----------------------------------------
  October                   2.5820 cents
----------------------------------------
  November                  2.2734 cents
----------------------------------------
  December                  2.4383 cents
----------------------------------------
  January                   2.1144 cents
----------------------------------------
  February                  2.0501 cents
----------------------------------------
  March                     2.2520 cents
----------------------------------------
  April                     2.1762 cents
----------------------------------------
  May                       2.0288 cents
----------------------------------------
  June                      2.5620 cents
----------------------------------------
  July                      2.3482 cents
----------------------------------------
  TOTAL                    27.7869 CENTS
----------------------------------------


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 7/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
                                                        CHANGE           7/31/04          7/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.56             $8.98            $8.42
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (8/1/03-7/31/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                     $0.277869
--------------------------------------------------------------------------------------------------



PERFORMANCE 1

SHARES REPURCHASED WITHIN 12 MONTHS OF INVESTMENT ARE SUBJECT TO 1% EARLY WITHDRAWAL CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE EARLY WITHDRAWAL CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE EARLY WITHDRAWAL CHARGE.

----------------------------------------------------------------------------------------------------
                                                        1-YEAR         5-YEAR   INCEPTION (10/10/97)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             +9.95%        +23.99%            +39.24%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         +8.95%         +4.40%             +4.98%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $10,895        $12,399            $13,924
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (6/30/04) 5                    +9.61%         +4.50%             +5.01%
----------------------------------------------------------------------------------------------------
     Distribution Rate 6                  3.18%
----------------------------------------------------------------------------------------------------
     30-Day Yield 7                       2.67%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




ENDNOTES


FRANKLIN FLOATING RATE TRUST IS A NON-DIVERSIFIED FUND, WHICH MEANS IT CAN BE MORE SUSCEPTIBLE TO ADVERSE ECONOMIC, POLITICAL AND REGULATORY CHANGES. THE LOANS IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED LOANS INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL--A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. BECAUSE THE TIME REQUIRED TO TRADE OR LIQUIDATE LOANS COULD BE LONGER THAN FOR MOST SECURITIES, THE SECONDARY MARKET FOR THESE TYPES OF LOANS IS CONSIDERED ILLIQUID. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. THE FUND HAS A FUNDAMENTAL POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5%-25% OF THE FUND'S OUTSTANDING SHARES. HOWEVER, IN UNUSUAL CIRCUMSTANCES, THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the early withdrawal charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the early withdrawal charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the early withdrawal charge.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. The distribution rate is based on the annualization of daily distributions totaling 2.3482 cents per share during the last 30 days of July and the $8.98 NAV on 7/31/04.
7. Yield is based on the earnings of the Fund's portfolio for the 30 days ended 7/31/04.



8 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES
The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

   In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 1/31/04    VALUE 7/31/04   PERIOD* 1/31/04-7/31/04
-------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $1,032.30             $6.82
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,018.15             $6.77
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.



                                                               Annual Report | 9

The Fund's Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase ALL of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.


SUMMARY OF REPURCHASE OFFERS - 8/1/03 THROUGH 7/31/04

--------------------------------------------------------------------------------------
  REPURCHASE                            REPURCHASE    % OF SHARES        NUMBER OF
  REQUEST DEADLINE                     OFFER AMOUNT    TENDERED*     SHARES TENDERED*
--------------------------------------------------------------------------------------
  10/01/03                                 25%             6.316%       8,950,842.290
--------------------------------------------------------------------------------------
  01/05/04                                 25%             4.913%       6,832,488.269
--------------------------------------------------------------------------------------
  04/01/04                                 25%             5.932%       8,138,376.863
--------------------------------------------------------------------------------------
  07/01/04                                 25%             4.700%       6,758,262.896
--------------------------------------------------------------------------------------

*In connection with the repurchase offers, due to the limited number of shares tendered, the Fund did not have to consider whether to repurchase an additional amount of shares, not in excess of 2% of the shares outstanding, and did not need to repurchase any shares on a pro rata basis as described in the Prospectus and Repurchase Offer/Request Form.


10 | Annual Report

Franklin Floating Rate Trust

FINANCIAL HIGHLIGHTS


                                                            --------------------------------------------------------------------
                                                                                      YEAR ENDED JULY 31,
                                                                   2004          2003          2002         2001          2000
                                                            --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................         $8.42         $8.30         $9.24        $9.85         $9.98
                                                            --------------------------------------------------------------------

Income from investment operations:

 Net investment income ..................................          .266          .330          .568b        .875          .839

 Net realized and unrealized gains (losses) .............          .572          .179         (.927)b      (.606)        (.130)
                                                            --------------------------------------------------------------------
Total from investment operations ........................          .838          .509         (.359)        .269          .709
                                                            --------------------------------------------------------------------
Less distributions from net investment income ...........         (.278)        (.389)        (.581)       (.879)        (.839)
                                                            --------------------------------------------------------------------
Net asset value, end of year ............................         $8.98         $8.42         $8.30        $9.24         $9.85
                                                            --------------------------------------------------------------------

Total return a ..........................................         9.95%         6.36%       (3.95)%        2.80%         7.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................    $1,257,676    $1,160,979    $1,779,930   $2,832,188    $2,541,497

Ratios to average net assets:

 Expenses ...............................................         1.36%         1.35%         1.32%        1.36%         1.35%

 Net investment income ..................................         3.02%         4.26%         6.58%b       9.07%         8.51%

Portfolio turnover rate .................................        86.50%        55.96%        62.21%       84.15%        66.27%





a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b Effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net investment income per share .......................... $(.008)
  Net realized and unrealized gains (losses) per share .....   .008
  Ratio of net investment income to average net assets .....    .07%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.



                         Annual Report | See notes to financial statements. | 11

Franklin Floating Rate Trust

STATEMENT OF INVESTMENTS, JULY 31, 2004


---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS 1.6%
  BROADCASTING 1.0%
  Comcorp Holdings Inc., PIK, 12.50%, 6/04/10 ........................  United States      $  2,666,667     $    1,760,000
  Paxson Communications Corp., senior secured floating rate note, 144A,
    4.35%, 1/15/10 ...................................................  United States        10,450,000         10,541,437
                                                                                                            ---------------
                                                                                                                12,301,437
                                                                                                            ---------------

  FINANCIAL CONGLOMERATES .2%
  Finova Group Inc., 7.50%, 11/15/09 .................................  United States         5,598,989          3,191,424
                                                                                                            ---------------

  STEEL .4%
  Ispat Inland ULC, senior secured note, 144A, 7.86%, 4/01/10 ........  United States         5,000,000          5,125,000
                                                                                                            ---------------
  TOTAL BONDS (COST $21,814,851) .....................................                                          20,617,861
                                                                                                            ---------------

a SENIOR FLOATING RATE INTERESTS 87.0%
  ADVERTISING/MARKETING SERVICES .3%
  Adams Outdoor Advertising Inc.,
     Second Lien Term Loan, 5.13%, 4/05/12 ...........................  United States         1,000,000          1,015,625
     Term Loan, 3.88%, 10/05/11 ......................................  United States         3,000,000          3,038,751
b DIMAC Holdings, Term Loan B, 10.00%, 9/30/04 .......................  United States           558,337             16,750
                                                                                                            ---------------
                                                                                                                 4,071,126
                                                                                                            ---------------

  AEROSPACE & DEFENSE 2.0%
  Anteon International Corp., Term Loan B, 3.586%, 12/19/10 ..........  United States         2,985,000          3,024,178
  CACI International Inc., Term Loan B, 3.18%, 4/23/11 ...............  United States           997,500          1,002,488
  DRS Technologies Inc., Term Loan B, 3.09 - 3.73%, 11/04/10 .........  United States         1,688,390          1,704,747
  ILC Industries Inc.,
     First Lien Term Loan, 4.586%, 8/04/10 ...........................  United States           995,000          1,004,950
     Second Lien Term Loan, 7.336%, 2/05/11 ..........................  United States           500,000            505,000
  Titan Corp., Term Loan B, 4.62 - 4.70%, 2/23/06 ....................  United States        11,284,811         11,343,582
  Transdigm Inc., Term Loan B, 3.61%, 7/22/10 ........................  United States           995,006          1,009,154
  United Defense Industries Inc., Term Loan B, 3.48 - 3.59%, 8/13/09 .  United States           783,491            790,918
  Vought Aircraft Industries,
     Term Loan B, 4.98%, 6/30/07 .....................................  United States           276,496            279,866
     Term Loan C, 5.23%, 6/30/08 .....................................  United States         2,059,114          2,084,211
     Term Loan X, 4.73%, 12/31/06 ....................................  United States         2,034,329          2,052,129
                                                                                                            ---------------
                                                                                                                24,801,223
                                                                                                            ---------------

  APPAREL/FOOTWEAR .2%
  St. John Knits Inc., Term Loan B, 5.438%, 7/31/07 ..................  United States         2,124,704          2,140,971
                                                                                                            ---------------

  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 4.9%
  Dayco Products LLC, Term Loan B, 4.57 - 4.87%, 6/18/11 .............  United States         5,300,000          5,387,784
  Exide Technologies USD (US Borrower), Term Loan, 4.813%, 5/04/10 ...  United States         1,000,000          1,008,750
  Exide Technologies USD (EURO Borrower), Term Loan, 4.813%,
    5/04/10 ..........................................................  United States         1,000,000          1,004,375
  Federal Mogul Corp., DIP Term Loan, 4.313 - 4.50%, 2/06/05 .........  United States           959,540            960,749
  GenCorp Inc., Term Loan B, 5.25 - 5.375%, 3/28/07 ..................  United States         8,367,256          8,426,521
c Grand Vehicle Works, Term Loan B, 4.43 - 4.92%, 7/23/10 ............  United States         1,250,000          1,248,437
  Hayes Lemmerz, Term Loan, 4.91 - 5.73%, 6/03/09 ....................  United States         8,590,000          8,742,215
  Hilite International Inc., Term Loan B, 5.85 - 6.086%, 3/31/09 .....  United States           838,604            843,845




12 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER (CONT.)
  Key Plastics and Key Safety,
     Term Loan B, 4.37 - 4.61%, 7/31/10 ..............................  United States      $  2,500,000    $     2,539,845
     Term Loan C, 7.12 - 7.36%, 7/31/11 ..............................  United States         2,000,000          2,028,126
  Metaldyne Corp., Term Loan D, 5.875%, 12/31/09 .....................  United States         1,302,784          1,305,227
  Plastech Engineered Products Inc., First Lien Term Loan, 4.34%,
    3/11/10 ..........................................................  United States         1,484,483          1,507,678
  Progressive Moulded Products, Term Loan C, 6.75%, 6/30/08 ..........     Canada                95,477            896,597
  Tenneco Automotive Inc.,
     L/C Term Loan, 4.61%, 12/12/10 ..................................  United States         4,655,172          4,751,185
     Term Loan B, 4.503%, 12/12/10 ...................................  United States        10,293,104         10,496,825
  Tower Automotive Inc., Term Loan B, 5.82%, 5/24/09 .................  United States         1,500,000          1,505,000
  TRW Automotive Acquisition Corp.,
     Term Loan A1, 3.625%, 2/28/09 ...................................  United States         3,000,000          3,036,249
     Term Loan D1, 4.125%, 2/28/11 ...................................  United States         4,792,337          4,882,193
                                                                                                            ---------------
                                                                                                                60,571,601
                                                                                                            ---------------

  AUTOMOTIVE AFTERMARKET .4%
  Guilford Mills Inc., First Lien Term Loan, 6.25%, 5/20/10 ..........  United States         1,395,652          1,385,185
  Keystone Automotive Operations Inc., Term Loan, 4.00 - 4.669%,
    10/30/09 .........................................................  United States         2,380,435          2,415,025
  United Components Inc., Term Loan C, 3.99%, 6/30/10 ................  United States           856,667            870,030
                                                                                                            ---------------
                                                                                                                 4,670,240
                                                                                                            ---------------

  BEVERAGES: ALCOHOLIC .2%
  Constellation Brands Inc., Term Loan B, 3.188 - 3.50%, 11/30/08 ....  United States         1,000,000          1,005,980
  Southern Wine & Spirits of America Inc., Term Loan B, 3.84%,
    6/21/08 ..........................................................  United States           992,432          1,004,528
                                                                                                            ---------------
                                                                                                                 2,010,508
                                                                                                            ---------------

  BEVERAGES: NON-ALCOHOLIC .3%
  Dr. Pepper Bottling Co. of Texas, Term Loan, 3.65 - 3.95%, 12/18/10   United States         3,338,664          3,378,311
                                                                                                            ---------------

  BROADCASTING 1.3%
  Cumulus Media Inc., Term Loan E, 3.13%, 3/28/10 ....................  United States         1,400,000          1,418,157
  Emmis Operating Co., Term Loan B, 3.10%, 11/10/11 ..................  United States         8,250,000          8,349,899
  Gray Television Inc., Term Loan C, 2.97 - 3.36%, 12/31/10 ..........  United States         1,750,000          1,761,865
c NEP Supershooters LP, First Lien Term Loan, 5.70%, 2/03/11 .........  United States         1,500,000          1,515,937
  Sinclair Broadcasting,
     Term Loan A, 3.23%, 6/30/09 .....................................  United States         1,500,000          1,507,500
     Term Loan C, 3.23%, 12/31/09 ....................................  United States         1,500,000          1,518,750
                                                                                                            ---------------
                                                                                                                16,072,108
                                                                                                            ---------------

  BUILDING PRODUCTS 1.8%
  Builders FirstSource Inc., Term Loan, 4.53 - 4.59%, 3/17/10 ........  United States         1,665,825          1,680,401
  Building Materials Holding Corp., Term Loan B, 4.375%, 8/13/10 .....  United States           990,000            993,712
  Masonite International Corp.,
     Term Loan C, 4.063%, 8/31/08 ....................................  United States         2,841,111          2,871,740
     Term Loan C2, 3.625%, 8/31/08 ...................................  United States           997,500          1,014,022




                                                              Annual Report | 13

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  BUILDING PRODUCTS (CONT.)
  NCI Building Systems Inc., Term Loan B, 3.41 - 3.45%, 6/07/10 ......  United States      $  1,750,000     $    1,772,969
  Norcraft Cos. LP, Term Loan, 4.66%, 10/21/09 .......................  United States           944,444            953,889
  Tapco International,
     Term Loan B, 4.33 - 4.34%, 7/23/07 ..............................  United States         7,286,932          7,323,367
     Term Loan C, 4.58 - 4.59%, 7/23/08 ..............................  United States         6,099,432          6,129,929
                                                                                                            ---------------
                                                                                                                22,740,029
                                                                                                            ---------------

  CABLE/SATELLITE TELEVISION 7.7%
  Bresnan Broadband Holdings LLC,
     Term Loan A, 4.90 - 5.73%, 3/31/10 ..............................  United States         1,250,000          1,257,291
     Term Loan B, 4.83 - 5.11%, 9/30/10 ..............................  United States         1,000,000          1,015,000
i Century Cable (Adelphia),
     Discretionary Term Loan, 6.25%, 12/31/09 ........................  United States         3,000,000          2,895,000
     Term Loan, 6.25%, 6/30/09 .......................................  United States         1,000,000            969,271
  Charter Communications Operating LLC, Term Loan B, 4.92%,
    4/23/11 ..........................................................  United States         9,500,000          9,383,036
  DirecTV Holdings LLC, Term Loan, 3.45 - 3.76%, 3/06/10 .............  United States         9,085,102          9,184,220
  Grapeclose Ltd. (Inmarsat),
     Term Loan B, 4.561%, 10/10/10 ................................... United Kingdom         5,750,000          5,814,687
     Term Loan C, 5.061%, 10/10/11 ................................... United Kingdom         5,750,000          5,814,688
  Insight Midwest Holdings,
     Additional Term Loan, 3.938%, 12/31/09 ..........................  United States         3,980,000          4,044,950
     Term Loan B, 3.938%, 12/31/09 ...................................  United States         2,985,000          3,033,712
  MCC Iowa (Broadband), Term Loan B1, 3.87 - 4.17%, 9/12/10 ..........  United States         3,000,000          3,035,391
  Mediacom Illinois, Term Loan B, 3.98%, 12/31/08 ....................  United States         4,895,992          4,953,750
c NTL Investment Holdings, Term Loan B, 4.627%, 5/31/12 .............. United Kingdom        12,500,000         12,416,663
i Olympus Cable Holdings (Adelphia), Term Loan B, 6.25%, 9/30/10 .....  United States         2,000,000          1,938,928
i UCA-HHC (Adelphia), Term Loan, 5.50%, 3/31/08 ......................  United States        20,935,000         20,040,029
  UPC Distribution Holdings B.V., Term Loan C2, 7.325 - 7.381%,
    3/31/09 ..........................................................   Netherlands         11,442,500         11,553,355
                                                                                                            ---------------
                                                                                                                97,349,971
                                                                                                            ---------------

  CASINOS/GAMING 2.3%
  Alliance Gaming Corp., Term Loan B, 3.788%, 8/22/09 ................  United States         2,000,000          2,024,500
  Ameristar Casinos Inc., Term Loan B1, 3.563%, 12/20/06 .............  United States         3,019,844          3,060,424
  Boyd Gaming Corp., Term Loan B, 3.35 - 3.69%, 5/14/11 ..............  United States         2,000,000          2,026,562
  Global Cash Access LLC, Term Loan, 4.23%, 3/10/10 ..................  United States           987,500          1,004,164
  Greektown Casinos LLC, Term Loan D, 4.679 - 4.84%, 12/31/05 ........  United States         5,929,065          5,951,299
  Green Valley Ranch Gaming LLC, Term Loan B, 4.336%, 12/05/10 .......  United States           995,000          1,007,437
  Isle of Capri, Term Loan B, 3.44 - 3.828%, 4/25/08 .................  United States           827,500            837,696
  Isle of Capri Black Hawk LLC, Term Loan C, 4.18 - 4.59%, 12/31/07 ..  United States           989,900          1,004,075
  Marina District Finance Co. Inc., Term Loan B, 5.16 - 5.59%,
    12/31/07 .........................................................  United States         2,848,028          2,874,284
  Penn National Gaming Inc., Term Loan D, 3.86 - 4.09%, 3/03/09 ......  United States         2,284,301          2,312,969
  Scientific Games Corp., Term Loan C, 3.98 - 4.08%, 12/31/09 ........  United States         6,271,460          6,360,308
                                                                                                            ---------------
                                                                                                                28,463,718
                                                                                                            ---------------



14 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  CATALOG/SPECIALTY DISTRIBUTION .1%
  Affinity Group Inc.,
     Term Loan B1, 5.209 - 5.66%, 6/23/09 ............................  United States      $    231,122     $      233,626
     Term Loan B2, 5.209 - 5.578%, 6/23/09 ...........................  United States           577,806            584,065
  Oriental Trading Co. Inc., Term Loan B, 4.375%, 7/29/10 ............  United States           939,384            949,365
                                                                                                            ---------------
                                                                                                                 1,767,056
                                                                                                            ---------------

  CHEMICALS: MAJOR DIVERSIFIED 1.4%
d Celanese AG, Term Loan, 3.688 - 4.23%, 4/06/11 .....................   Luxembourg           2,759,262          2,806,975
  Huntsman International LLC, Term Loan B, 4.688%, 12/31/10 ..........  United States         8,000,000          8,131,000
c Invista B.V.,
     Term Loan B1, 4.563%, 4/29/11 ...................................  United States         4,858,824          4,934,743
     Term Loan B2, 4.563%, 4/29/11 ...................................     Canada             2,141,176          2,174,632
                                                                                                            ---------------
                                                                                                                18,047,350
                                                                                                            ---------------

  CHEMICALS: SPECIALTY 2.1%
  Brenntag, Term Loan B2, 3.881%, 2/27/12 ............................  United States         1,500,000          1,524,844
  FMC Corp., Term Loan B, 3.23%, 10/21/07 ............................  United States         6,842,136          6,930,810
  Ineos Group Ltd., Term Loan C, 4.661%, 6/30/09 .....................  United States         2,167,393          2,200,582
  Nalco Co., Term Loan B, 3.95 - 4.43%, 11/04/10 .....................  United States         9,420,585          9,577,353
c Rockwood Specialties Group Inc., Term Loan B, 4.183%, 7/23/10 ......  United States         4,700,000          4,742,385
  Sovereign Specialty Chemicals Inc., Term Loan B, 6.341%, 12/31/07 ..  United States           985,000            980,691
  Westlake Chemical Corp., Term Loan B, 4.951 - 7.00%, 7/31/10 .......  United States           990,000          1,004,850
                                                                                                            ---------------
                                                                                                                26,961,515
                                                                                                            ---------------

  COAL 1.2%
  CONSOL Energy Inc., Term Loan B, 3.84%, 6/08/10 ....................  United States         1,000,000          1,017,500
c Foundation Coal, Term Loan B, 3.68%, 7/30/11 .......................  United States         2,650,000          2,680,475
  Peabody Energy Corp., Term Loan B, 3.23 - 3.27%, 3/21/10 ...........  United States        11,894,773         12,039,747
                                                                                                            ---------------
                                                                                                                15,737,722
                                                                                                            ---------------

  COMMERCIAL PRINTING/FORMS .1%
  American Reprographics, Term Loan B, 4.179%, 6/17/09 ...............  United States           995,000          1,009,925
                                                                                                            ---------------

  CONSTRUCTION MATERIALS .2%
  St. Marys Cement Inc., Term Loan B, 4.086%, 11/24/09 ...............     Canada             2,985,000          3,026,044
                                                                                                            ---------------

  CONSUMER SUNDRIES .7%
  Central Garden & Pet Co., Term Loan, 3.73%, 5/14/09 ................  United States         1,980,000          1,997,325
  NBTY Inc., Term Loan C, 3.313%, 7/22/09 ............................  United States           692,989            694,535
  Rayovac Corp., Term Loan C, 3.75 - 4.10%, 10/01/09 .................  United States         2,164,637          2,188,881
c United Industries Corp.,
     Second Lien Term Loan, 5.98%, 10/31/11 ..........................  United States         1,150,000          1,171,562
     Term Loan B, 3.84 - 4.09%, 4/30/11 ..............................  United States         2,995,750          3,046,303
                                                                                                            ---------------
                                                                                                                 9,098,606
                                                                                                            ---------------




                                                              Annual Report | 15

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  CONTAINERS/PACKAGING 3.1%
  ACI Operations Property Ltd., Term Loan A, 4.21%, 4/01/07 ..........    Australia        $  1,000,000     $    1,013,958
  Berry Plastics, Term Loan C, 3.68%, 7/22/10 ........................  United States         1,563,307          1,591,967
  Crown Cork & Seal Co. Inc., Term Loan B, 4.586%, 9/15/08 ...........  United States           850,000            863,680
  Graham Packaging Co., Term Loan B, 4.188 - 4.375%, 2/20/10 .........  United States         7,943,860          8,005,091
  Graphic Packaging International Corp., Term Loan B, 4.35%, 8/08/10 .  United States         3,960,000          4,027,237
  Greif Brothers Corp., Term Loan B, 3.43%, 8/15/09 ..................  United States           714,083            721,760
  Kerr Group Inc., Term Loan B, 5.09 - 6.75%, 8/11/10 ................  United States         1,918,605          1,938,030
  Owens-Brockway Glass Container Inc.,
     Term Loan B, 4.48%, 4/01/08 .....................................  United States         6,000,000          6,092,502
     Term Loan C, 4.45%, 4/01/08 .....................................  United States         5,500,000          5,514,894
  Stone Container Corp.,
     Term Loan B, 4.00%, 7/25/09 .....................................  United States         6,575,170          6,632,703
     Term Loan C, 4.00%, 7/25/09 .....................................  United States           737,249            745,543
  Tekni-Plex Inc., Term Loan B, 5.578 - 5.68%, 6/21/08 ...............  United States         1,841,442          1,854,869
                                                                                                            ---------------
                                                                                                                39,002,234
                                                                                                            ---------------

  DATA PROCESSING SERVICES .3%
  InfoUSA Inc.,
     Term Loan A, 3.87%, 3/25/09 .....................................  United States           958,333            970,312
     Term Loan B, 4.01%, 6/04/10 .....................................  United States         3,000,000          3,037,500
                                                                                                            ---------------
                                                                                                                 4,007,812
                                                                                                            ---------------

  DRUG STORE CHAINS 1.4%
c Duane Reade Inc., Term Loan, 4.73%, 7/30/10 ........................  United States         1,000,000          1,017,250
  General Nutrition Centers Inc., Term Loan, 4.40 - 4.42%, 12/04/09 ..  United States           995,000          1,007,811
c Jean Coutu Group PJC Inc., Term Loan B, 3.75%, 7/28/11 .............  United States         5,500,000          5,563,354
  Rite Aid Corp., Term Loan B1, 4.35 - 4.46%, 4/30/08 ................  United States         9,975,000         10,201,931
                                                                                                            ---------------
                                                                                                                17,790,346
                                                                                                            ---------------

  ELECTRIC UTILITIES 4.2%
  AES Corp., Term Loan B, 5.32%, 4/30/08 .............................  United States         1,857,143          1,883,674
  Calpine Corp., Second Lien Term Loan, 6.89%, 7/15/07 ...............  United States        10,880,050          9,376,493
  Calpine Generating Co., First Priority Term Loan, 5.23%, 3/22/09 ...  United States         2,500,000          2,509,687
  Centerpoint Energy Inc., Term Loan B, 4.723%, 10/07/06 .............  United States        15,870,270         16,085,185
  Cogentrix Energy Inc., Term Loan, 3.836%, 2/19/09 ..................  United States         3,990,000          4,054,837
c Coleto Creek WLE LP,
     Term Loan B, 3.848%, 7/31/11 ....................................  United States         1,750,000          1,778,074
     Term Loan C, 5.19%, 7/31/12 .....................................  United States         1,000,000          1,015,208
  Dynegy Holdings Inc., Term Loan B, 5.36%, 5/27/10 ..................  United States         5,000,000          5,098,440
  Midwest Generation LLC, Term Loan, 4.57 - 4.85%, 4/27/11 ...........  United States         1,995,000          2,023,678
  NRG Energy Inc., Term Loan B, 1.486 - 5.559%, 6/23/10 ..............  United States           577,515            598,991
  Pike Electric Inc., Term Loan B, 3.625%, 7/02/12 ...................  United States         3,275,250          3,336,661
  Quanta Services Inc., Term Loan B, 1.40 - 4.54%, 12/15/08 ..........  United States         3,000,000          3,011,250
  Teton Power Funding LLC, Term Loan B, 4.80%, 2/20/11 ...............  United States           907,692            917,337
  TNP Enterprises Inc., Term Loan, 6.505%, 12/31/06 ..................  United States           990,000          1,005,469
                                                                                                            ---------------
                                                                                                                52,694,984
                                                                                                            ---------------




16 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  ELECTRICAL PRODUCTS .1%
  Enersys Capital Inc., Term Loan B, 3.62 - 3.84%, 3/09/11 ...........  United States      $  1,496,250     $    1,521,733
                                                                                                            ---------------

  ELECTRONIC COMPONENTS .2%
  Seagate Technology HDD Holdings, Term Loan B, 3.688%, 5/13/07 ......     Cayman             2,100,042          2,134,693
  Seagate Technology (US) Holdings, Term Loan B, 3.688%, 5/13/07 .....  United States           839,958            853,817
                                                                                                            ---------------
                                                                                                                 2,988,510
                                                                                                            ---------------

  ELECTRONICS/APPLIANCES .6%
c Alliance Laundry Systems LLC, Term Loan, 4.60%, 7/31/09 ............  United States         2,900,000          2,930,813
  Directed Electronics Inc., Term Loan, 5.65 - 6.13%, 6/15/10 ........  United States         2,000,000          2,015,000
  Juno Lighting Inc., First Lien Term Loan, 4.34 - 5.75%, 10/21/10 ...  United States         2,409,091          2,445,227
                                                                                                            ---------------
                                                                                                                 7,391,040
                                                                                                            ---------------

  ENGINEERING & CONSTRUCTION 1.1%
  Brand Services Inc., Term Loan B, 4.611 - 4.73%, 10/16/09 ..........  United States           793,372            798,331
  URS Corp., Term Loan B, 3.73%, 8/22/08 .............................  United States         2,802,259          2,817,148
  Washington Group, Synthetic Term Loan, 1.24%, 10/01/07 .............  United States         9,700,000          9,741,904
                                                                                                            ---------------
                                                                                                                13,357,383
                                                                                                            ---------------

  ENVIRONMENTAL SERVICES 1.7%
  Allied Waste North America Inc.,
     L/C Term Loan, 4.119%, 1/15/10 ..................................  United States         2,142,857          2,180,580
     Term Loan B, 3.93 - 4.27%, 1/15/10 ..............................  United States        10,227,679         10,378,148
     Term Loan C, 4.27 - 4.30%, 1/15/10 ..............................  United States         1,000,000          1,015,268
  Duratek Inc., Term Loan B, 5.15%, 12/16/09 .........................  United States         1,739,131          1,739,131
  Envirosolutions Inc.,
    dDelay Draw, 5.43%, 3/01/09 ......................................  United States            46,363             46,422
     Term Loan B, 5.43%, 3/01/09 .....................................  United States         2,135,454          2,138,124
  IESI Corp., Term Loan, 4.438 - 4.625%, 10/10/10 ....................  United States           992,500          1,010,179
  Waste Connections Inc., Term Loan, 2.91 - 3.16%, 10/22/10 ..........  United States         3,000,000          3,034,689
                                                                                                            ---------------
                                                                                                                21,542,541
                                                                                                            ---------------

  FINANCE/RENTAL/LEASING .5%
  United Rentals Inc.,
     L/C Term Loan, 3.611%, 2/11/11 ..................................  United States         1,053,333          1,075,058
     Term Loan B, 3.44 - 3.71%, 2/11/11 ..............................  United States         5,320,000          5,421,080
                                                                                                            ---------------
                                                                                                                 6,496,138
                                                                                                            ---------------

  FINANCIAL CONGLOMERATES .6%
e Ares IV, Term Loan D, 144A, 7.11%, 12/22/12 ........................     Cayman             1,400,000          1,136,660
e Centurion II, Tranche D, 144A, 7.18%, 11/12/12 .....................     Cayman             2,500,000          2,194,500
e Clydesdale CLO, Tranche D, 144A, 7.65%, 3/22/13 ....................     Cayman             2,000,000          1,903,200
e First Dominion Funding II, sub. floating rate deb., Series A-D, 144A,
    6.811%, 4/25/14 ..................................................     Cayman             3,000,000          2,325,000
                                                                                                            ---------------
                                                                                                                 7,559,360
                                                                                                            ---------------




                                                              Annual Report | 17

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  FOOD DISTRIBUTORS .1%
  Fleming Cos. Inc., Term Loan, 4.625%, 6/18/08 ......................  United States      $    708,965     $      706,307
                                                                                                            ---------------

  FOOD RETAIL .1%
  Pathmark Stores Inc., Term Loan B2, 5.938%, 6/30/07 ................  United States           878,504            890,217
                                                                                                            ---------------

  FOOD: MAJOR DIVERSIFIED 2.1%
  B&G Foods Inc., Term Loan, 6.50%, 9/03/09 ..........................  United States           992,500            999,944
  Birds Eye Foods Inc., Term Loan B, 4.23%, 8/08/08 ..................  United States         7,472,119          7,573,694
  Del Monte Corp., Term Loan B, 3.836 - 3.93%, 12/20/10 ..............  United States           637,570            647,632
  Dole Food Inc., Term Loan D, 3.625 - 5.50%, 3/28/08 ................  United States         1,440,161          1,447,909
  Luiginos Inc., Term Loan, 4.313 - 4.50%, 4/02/11 ...................  United States         4,488,750          4,561,692
  Merisant Corp., Term Loan B, 4.43%, 1/09/10 ........................  United States           833,679            838,160
  Pinnacle Foods Holding Corp., Term Loan B, 4.03 - 4.26%, 11/25/10 ..  United States         9,975,000         10,121,513
                                                                                                            ---------------
                                                                                                                26,190,544
                                                                                                            ---------------

  FOOD: MEAT/FISH/DAIRY .9%
  American Seafoods, Term Loan B, 4.73%, 4/15/09 .....................  United States         1,274,153          1,279,727
  Dean Foods (Suiza Foods) Corp.,
     Term Loan B, 3.59%, 7/15/08 .....................................  United States         1,735,600          1,737,336
     Term Loan C, 3.34%, 7/15/08 .....................................  United States         2,244,375          2,247,181
  Keystone Foods Intermediate LLC, Term Loan, 3.75%, 6/15/11 .........  United States         1,000,000          1,012,188
  Land O'Lakes Inc., Term Loan B, 4.73%, 10/11/08 ....................  United States           695,661            707,980
  Michael Foods Inc., Term Loan B, 3.76 - 4.09%, 11/21/10 ............  United States         1,990,000          2,022,960
  Pierre Foods Inc., Term Loan B, 3.98%, 6/29/10 .....................  United States         1,000,000          1,012,813
  Swift & Co., Term Loan B, 4.69 - 4.82%, 9/19/08 ....................  United States           982,500            989,869
                                                                                                            ---------------
                                                                                                                11,010,054
                                                                                                            ---------------

  FOOD: SPECIALTY/CANDY 1.5%
  Atkins Nutritionals Inc., First Lien Term Loan, 4.84%, 11/21/09 ....  United States         1,930,000          1,896,225
  Doane Pet Care Co.,
     Term Loan B, 6.20%, 12/31/05 ....................................  United States           158,310            159,365
     Term Loan C, 6.16%, 12/31/06 ....................................  United States            81,043             81,583
  Leiner Health Products Group Inc., Term Loan B, 4.59 - 4.89%,
    6/09/11 ..........................................................  United States         2,000,000          2,035,000
  Meow Mix Co.,
     First Lien Term Loan, 5.84 - 6.12%, 8/21/09 .....................  United States         3,788,851          3,779,379
     Second Lien Term Loan, 8.84%, 8/21/09 ...........................  United States         1,000,000            986,875
  Nellson Neutraceuticals Inc.,
     First Lien Term Loan, 4.59%, 10/04/09 ...........................  United States         2,406,483          2,406,483
     Second Lien Term Loan, 7.09%, 4/04/10 ...........................  United States         1,000,000            995,000
  Nutrasweet,
     Second Lien Term Loan, 8.063%, 5/24/09 ..........................  United States         2,670,000          2,643,300
     Term Loan B, 5.563%, 5/24/07 ....................................  United States           346,631            347,498
  Otis Spunkmeyer Inc., Term Loan B, 7.00%, 6/24/11 ..................  United States         2,000,000          2,022,500
  Reddy Ice Group Inc., Term Loan, 3.98%, 8/15/09 ....................  United States           992,500          1,005,940
                                                                                                            ---------------
                                                                                                                18,359,148
                                                                                                            ---------------




18 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  FOREST PRODUCTS .2%
  Roseburg Forest Products, Term Loan B, 3.48%, 2/20/10 ..............  United States      $  2,487,500     $    2,512,375
                                                                                                            ---------------

  HOME FURNISHINGS 1.1%
  Aero Products International, Term Loan, 5.66 - 7.75%, 12/16/08 .....  United States         1,671,478          1,583,726
  National Bedding Co., Term Loan B, 3.55 - 3.93%, 8/21/08 ...........  United States         4,740,930          4,797,229
  Sealy Mattress Co., Term Loan B, 4.111%, 4/02/12 ...................  United States         2,238,393          2,275,232
  Simmons Holdings Inc., Term Loan B, 4.125 - 4.688%, 12/02/11 .......  United States         3,427,407          3,485,245
  Springs Industries Inc., Term Loan B, 5.625%, 9/05/08 ..............  United States         1,959,002          1,983,897
                                                                                                            ---------------
                                                                                                                14,125,329
                                                                                                            ---------------

  HOME IMPROVEMENT CHAINS .2%
  Harbor Freight Tools USA Inc., Term Loan B, 4.16%, 7/15/10 .........  United States         2,000,000          2,024,376
                                                                                                            ---------------

  HOMEBUILDING .5%
  Landsource Communities Development LLC, Term Loan B, 4.00%,
    3/31/10 ..........................................................  United States         6,000,000          6,093,750
                                                                                                            ---------------

  HOSPITAL/NURSING MANAGEMENT 1.5%
  Beverly Enterprises Inc., Term Loan B, 3.82 - 4.43%, 10/22/08 ......  United States         1,985,000          2,014,775
  Community Health Systems Inc., Term Loan, 3.80%, 1/16/11 ...........  United States           992,500          1,006,147
  Iasis Healthcare LLC, Term Loan B, 3.70%, 6/22/11 ..................  United States         9,250,000          9,403,208
  MedCath Corp., Term Loan B, 4.581%, 7/02/11 ........................  United States         2,500,000          2,536,720
  Triad Hospitals Inc., Term Loan B, 3.73%, 9/30/08 ..................  United States           742,914            756,658
  Vanguard Health Systems Inc., Term Loan B, 3.59%, 5/18/11 ..........  United States         3,000,000          3,003,750
                                                                                                            ---------------
                                                                                                                18,721,258
                                                                                                            ---------------

  HOTEL/RESORTS/CRUISELINES .3%
  Wyndham International Inc., Term Loan B, 6.125%, 6/30/06 ...........  United States         4,078,845          4,052,259
                                                                                                            ---------------

  HOUSEHOLD/PERSONAL CARE .3%
  Prestige Brands Inc., Term Loan B, 4.075 - 6.00%, 6/24/11 ..........  United States         3,491,250          3,550,165
                                                                                                            ---------------

  INDUSTRIAL CONGLOMERATES 1.1%
c Invensys (BTR Dunlop),
     Bonding Facility, 5.08%, 3/05/09 ................................  United States         2,000,000          2,010,000
     Term Loan B, 4.611%, 9/05/09 ....................................  United States         1,247,403          1,268,454
  Roper Industries Inc., Term Loan, 3.11 - 3.66%, 12/19/08 ...........  United States         2,925,000          2,968,875
  SPX Corp., Term Loan B, 3.625 - 5.50%, 9/30/09 .....................  United States         3,251,410          3,304,245
  Trimas Corp., Term Loan B, 4.875%, 12/06/09 ........................  United States         4,241,399          4,277,629
                                                                                                            ---------------
                                                                                                                13,829,203
                                                                                                            ---------------

  INDUSTRIAL MACHINERY 1.5%
  Colfax Corp.,
     Term Loan B, 4.50%, 5/30/09 .....................................  United States         3,047,181          3,062,417
     Term Loan C, 7.875%, 5/30/10 ....................................  United States         1,000,000          1,025,000
  Dresser Inc., Unsecured Term Loan, 4.68%, 3/01/10 ..................  United States         1,500,000          1,531,500
  Flowserve Corp., Term Loan C, 4.00 - 4.375%, 6/30/09 ...............  United States         1,260,053          1,278,167
c Gleason Corp., Term Loan, 4.20%, 7/20/11 ...........................  United States         4,000,000          4,050,000



                                                              Annual Report | 19

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  INDUSTRIAL MACHINERY (CONT.)
  Itron Inc., Term Loan B, 3.625%, 11/24/10 ..........................  United States      $  2,000,000     $    2,020,000
  Rexnord Corp., Term Loan, 4.61 - 4.63%, 11/25/09 ...................  United States         1,777,778          1,801,111
  Sensus Metering Systems Inc., Term Loan, 4.17 - 4.891%, 12/16/10 ...  United States         3,980,000          4,028,922
                                                                                                            ---------------
                                                                                                                18,797,117
                                                                                                            ---------------

  INDUSTRIAL SPECIALTIES .6%
  Ionics Inc., Term Loan B, 6.00%, 2/01/11 ...........................  United States         5,276,858          5,362,607
  Polypore Inc., Term Loan B, 3.97%, 11/13/11 ........................  United States         2,250,000          2,290,781
                                                                                                            ---------------
                                                                                                                 7,653,388
                                                                                                            ---------------

  INFORMATION TECHNOLOGY SERVICES 1.5%
  The Relizon Co., Term Loan B, 4.26%, 2/20/11 .......................  United States         4,358,125          4,382,639
  Transfirst Holdings, Term Loan B, 5.18%, 3/31/10 ...................  United States         5,000,000          5,043,750
  Verifone Inc., Term Loan B, 4.18%, 6/30/11 .........................  United States         1,000,000          1,014,375
  Worldspan, Term Loan, 4.938 - 5.125%, 6/30/07 ......................  United States         1,195,901          1,204,123
  Xerox Corp., Term Loan, 3.34%, 9/30/08 .............................  United States         7,500,000          7,546,095
                                                                                                            ---------------
                                                                                                                19,190,982
                                                                                                            ---------------

  INSURANCE BROKERS/SERVICES .1%
  U.S.I. Holdings Corp., Term Loan, 4.18%, 8/04/08 ...................  United States           990,000          1,001,138
                                                                                                            ---------------

  INVESTMENT BANKS/BROKERS .6%
c Refco Group Ltd. LLC, Term Loan B, 4.23%, 7/28/11 ..................  United States         8,000,000          8,010,000
                                                                                                            ---------------

  LIFE/HEALTH INSURANCE .8%
  Conseco Inc., Term Loan, 5.426%, 6/22/10 ...........................  United States        10,000,000         10,153,130
                                                                                                            ---------------

  MAJOR TELECOMMUNICATIONS .8%
  Alec Holdings Inc., Term Loan B, 4.875%, 8/20/10 ...................  United States         4,975,000          5,023,715
  Consolidated Communications Inc., Term Loan B, 4.008 - 4.336%,
    10/14/11 .........................................................  United States         2,500,000          2,547,657
b E.Spire Communications, Term Loan C, 8.25%, 8/01/06 ................  United States        16,877,867                 --
  Qwest Corp., Term Loan, 6.50%, 6/30/07 .............................  United States         3,000,000          3,117,189
b WCI Capital Corp., Term Loan B, 9.75%, 3/31/07 .....................  United States        30,500,000                 --
b Winstar Communications Inc., DIP, 7.25%, 2/20/49 ...................  United States         4,076,853                408
                                                                                                            ---------------
                                                                                                                10,688,969
                                                                                                            ---------------

  MANAGED HEALTH CARE .3%
  Multiplan Inc., Term Loan, 4.34%, 3/04/09 ..........................  United States         2,493,750          2,518,688
  Pacificare Health Systems Inc., Term Loan, 3.709%, 6/03/08 .........  United States           990,000          1,007,325
                                                                                                            ---------------
                                                                                                                 3,526,013
                                                                                                            ---------------

  MARINE SHIPPING .3%
  Horizon Lines LLC, Term Loan, 4.60%, 7/07/11 .......................  United States         2,300,000          2,342,407
  United States Shipping LLC, Term Loan, 3.836 - 4.12%, 4/08/10 ......  United States         1,174,074          1,185,081
                                                                                                            ---------------
                                                                                                                 3,527,488
                                                                                                            ---------------




20 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  MEDIA CONGLOMERATES .4%
  Canwest Media Inc., Term Loan E, 3.66%, 5/15/09 ....................     Canada          $  4,948,718     $    4,998,354
                                                                                                            ---------------

  MEDICAL DISTRIBUTORS .5%
  VWR International Inc., Term Loan B, 3.77%, 4/07/11 ................  United States         6,407,334          6,536,281
                                                                                                            ---------------

  MEDICAL SPECIALTIES .6%
  Conmed Corp., Term Loan C, 3.68 - 4.15%, 12/15/09 ..................  United States           858,888            867,082
  DJ Orthopedics Inc., Term Loan B, 3.875 - 4.25%, 6/03/09 ...........  United States           975,000            986,578
c Fisher Scientific International Inc., Term Loan B, 3.34%, 6/30/11 ..  United States         2,000,000          2,019,376
  Medex Inc., Term Loan B, 4.38%, 5/21/09 ............................  United States           990,000            999,436
  PerkinElmer Inc., Term Loan B, 3.44%, 12/26/08 .....................  United States         2,343,267          2,370,606
                                                                                                            ---------------
                                                                                                                 7,243,078
                                                                                                            ---------------

  MEDICAL/NURSING SERVICES 2.2%
  Alliance Imaging Inc., Term Loan C, 3.563 - 4.063%, 11/30/08 .......  United States         1,321,684          1,316,316
  Cross Country Healthcare Inc., Term Loan, 4.55 - 4.73%, 6/05/09 ....  United States           536,011            545,559
  DaVita Inc., Term Loan B, 3.16 - 3.98%, 6/30/10 ....................  United States         9,560,798          9,672,621
  Insight Health Services, Term Loan, 5.336%, 10/17/08 ...............  United States         9,000,000          9,000,000
  MedQuest Inc., Term Loan B, 5.34%, 7/31/09 .........................  United States           990,000            997,425
  Sheridan Healthcare, Term Loan B, 3.929 - 4.23%, 3/31/10 ...........  United States           987,500            999,844
  Team Health Inc., Term Loan B, 4.84%, 3/23/11 ......................  United States         4,747,592          4,803,969
                                                                                                            ---------------
                                                                                                                27,335,734
                                                                                                            ---------------

  MISCELLANEOUS COMMERCIAL SERVICES 1.9%
  Buhrmann US Inc., Term Loan C1, 3.96%, 12/02/10 ....................  United States         5,273,500          5,353,868
  Corrections Corp. of America, Term Loan D, 3.49 - 3.91%, 3/31/08 ...  United States         3,643,659          3,701,732
c DS Waters Enterprises LP, Term Loan, 4.336 - 4.62%, 11/07/09 .......  United States         3,925,000          3,877,166
  Global Imaging Systems Inc., Term Loan B, 3.24 - 3.59%, 5/15/10 ....  United States           990,019          1,001,156
  JohnsonDiversey Inc., Term Loan B, 3.38 - 3.619%, 5/03/08 ..........  United States         4,221,771          4,294,069
  Language Line LLC, Term Loan B, 5.66%, 6/11/11 .....................  United States         3,500,000          3,519,425
  U.S. Investigations Services Inc., Term Loan C, 5.04%, 1/10/09 .....  United States         2,414,725          2,417,743
                                                                                                            ---------------
                                                                                                                24,165,159
                                                                                                            ---------------

  MISCELLANEOUS MANUFACTURING .8%
  Day International Group Inc., Term Loan D, 4.98 - 5.09%, 1/01/10 ...  United States         1,386,363          1,397,627
  Mueller Group, Term Loan, 4.55 - 4.93%, 4/14/11 ....................  United States         6,047,706          6,110,076
  Norcross Safety Products, Term Loan, 4.90%, 3/20/09 ................  United States           756,731            763,116
  Vutek Inc., Term Loan B, 6.75%, 6/23/10 ............................  United States         2,000,000          2,018,750
                                                                                                            ---------------
                                                                                                                10,289,569
                                                                                                            ---------------

  MOVIES/ENTERTAINMENT 5.8%
  24 Hour Fitness Inc., Term Loan, 5.125 - 5.375%, 7/01/09 ...........  United States         2,985,000          2,992,462
  Carmike Cinemas Inc., Term Loan, 4.41%, 2/02/09 ....................  United States         1,592,000          1,630,805
  CH Operating LLC, Term Loan B, 5.813 - 6.188%, 6/21/07 .............  United States         2,913,793          2,950,216
  Cinemark USA Inc., Term Loan, 3.63%, 4/02/11 .......................  United States           997,500          1,011,839



                                                              Annual Report | 21

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  MOVIES/ENTERTAINMENT (CONT.)
  Cinram International,
     Term Loan B, 5.09%, 9/30/09 .....................................     Canada          $  5,173,667     $    5,262,592
     Term Loan C, 7.09%, 3/31/10 .....................................     Canada             1,965,395          1,989,349
  Detroit Red Wings Inc., Term Loan, 3.836%, 8/30/06 .................  United States           915,891            918,180
  Hollywood Entertainment Corp., Term Loan, 4.97 - 6.50%, 3/31/08 ....  United States         1,875,000          1,885,937
c Loews Cineplex Entertainment Corp., Term Loan B, 3.764-3.94%,
    7/30/11 ..........................................................  United States         2,000,000          2,022,000
  Metro-Goldwyn-Mayer Inc., Term Loan B, 3.98%, 4/30/11 ..............  United States         8,500,000          8,551,000
  Mets II LLC, Term Loan, 4.69%, 8/23/05 .............................  United States         3,000,000          3,022,500
  New Jersey Basketball LLC, Term Loan, 6.75%, 10/15/04 ..............  United States         7,500,000          7,507,350
  Rainbow Media Holdings Inc., Term Loan C, 3.70%,
    12/31/09 .........................................................  United States         7,964,913          7,998,931
  Regal Cinemas Inc., Term Loan B, 3.49 - 3.696%, 11/10/10 ...........  United States        13,540,758         13,718,480
  Six Flags Theme Parks, Term Loan B, 3.87%, 6/30/09 .................  United States         1,810,885          1,833,522
  Warner Music, Term Loan B, 4.025 - 4.319%, 2/28/11 .................  United States         6,982,500          7,092,223
  Yankee Holdings, Term Loan, 3.86 - 4.10%, 6/25/07 ..................  United States           785,714            795,536
  Yankee Nets, Term Loan, 3.933 - 4.15%, 6/25/07 .....................  United States         1,714,286          1,735,714
                                                                                                            ---------------
                                                                                                                72,918,636
                                                                                                            ---------------

  OIL & GAS PIPELINES .1%
  Magellan Midstream Holdings LP, Term Loan B, 4.65%, 6/17/08 ........  United States         1,114,282          1,130,996
                                                                                                            ---------------

  OIL & GAS PRODUCTION .4%
  Williams Production RMT Co., Term Loan C, 3.72%, 5/30/08 ...........  United States         4,950,125          4,995,122
                                                                                                            ---------------

  OIL REFINING/MARKETING .7%
  Getty Petroleum Marketing, Term Loan B, 4.84%, 5/18/10 .............  United States         2,000,000          2,033,750
  La Grange Acquisition LP, Term Loan, 4.14 - 4.41%, 1/08/08 .........  United States         3,000,000          3,047,814
  Lyondell-Citgo Refining LP, Term Loan, 3.79 - 4.37%, 5/21/07 .......  United States         1,000,000          1,020,000
  Tesoro Petroleum Corp.,
     L/C Term Loan, 7.10%, 4/30/07 ...................................  United States         1,500,000          1,507,500
     Term Loan, 6.88 - 6.91%, 4/15/08 ................................  United States           987,500          1,018,977
                                                                                                            ---------------
                                                                                                                 8,628,041
                                                                                                            ---------------

  OTHER CONSUMER SERVICES .4%
  Alderwoods Group Inc., Term Loan B, 4.10 - 4.20%, 9/12/08 ..........  United States         1,550,570          1,575,767
  Coinstar Inc., Term Loan, 3.84%, 7/01/11 ...........................  United States         2,000,000          2,035,000
  Weight Watchers International Inc., Term Loan B, 3.17%, 3/31/10 ....  United States           995,000          1,006,401
                                                                                                            ---------------
                                                                                                                 4,617,168
                                                                                                            ---------------

  OTHER CONSUMER SPECIALTIES 1.5%
  American Safety Razor Co., First Lien Term Loan, 4.55 - 4.84%,
    4/22/11 ..........................................................  United States         1,496,250          1,514,018
  Home Interiors & Gifts Inc., Term Loan, 5.41%, 4/02/11 .............  United States         3,968,750          3,838,527
  Jostens Inc., Term Loan, 3.869%, 7/29/10 ...........................  United States           862,128            875,060
  Sola International Inc., Term Loan, 4.09%, 12/05/09 ................  United States           987,500          1,003,547
c Solo Cup Co., Term Loan B, 3.84 - 4.086%, 2/23/11 ..................  United States        11,990,000         12,144,875
                                                                                                            ---------------
                                                                                                                19,376,027
                                                                                                            ---------------



22 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  OTHER TRANSPORTATION 1.2%
  Great Lakes Dredge & Dock Corp., Term Loan B, 4.14 - 4.87%,
    12/19/10 .........................................................  United States      $    958,541     $      958,541
  Laidlaw International Inc., Term Loan B, 5.50%, 6/17/09 ............  United States         9,500,000          9,684,062
  Transcore Holdings Inc.,
     Term Loan B, 4.823 - 6.00%, 12/03/07 ............................  United States         1,884,968          1,908,530
     Term Loan C, 4.93 - 6.00%, 12/03/07 .............................  United States         1,985,000          2,009,813
                                                                                                            ---------------
                                                                                                                14,560,946
                                                                                                            ---------------

  PERSONNEL SERVICES .1%
c Allied Security Holdings LLC, Term Loan B, 7.50%, 8/02/10 ..........  United States         1,200,000          1,209,000
                                                                                                            ---------------

  PUBLISHING: BOOKS/MAGAZINES 2.2%
  Advanstar Communications, Term Loan B, 5.78%, 10/11/07 .............  United States           178,063            179,213
  American Media Inc., Term Loan C, 3.86 - 4.375%, 4/01/07 ...........  United States           919,703            934,936
  CBD Media LLC, Term Loan C, 3.61%, 12/31/09 ........................  United States           887,500            889,568
  DEX Media West LLC, Term Loan B, 3.61 - 3.84%, 3/09/10 .............  United States         8,912,035          9,089,349
  F&W Publications Inc., Term Loan B, 4.93%, 12/31/09 ................  United States         1,853,070          1,872,758
  Primedia Inc., Term Loan B, 4.25%, 6/30/09 .........................  United States         4,906,204          4,719,768
  Readers Digest Association Inc., Term Loan B, 3.57%,
    5/20/08 ..........................................................  United States           310,937            316,233
  R.H. Donnelley Corp., Term Loan B2, 3.63 - 3.86%, 6/30/10 ..........  United States         4,926,296          4,991,520
  Transwestern Publishing Co., Term Loan B, 3.375 - 3.938%, 2/25/11 ..  United States           955,000            967,833
  Weekly Reader, Second Lien Term Loan, 6.761%, 3/23/09 ..............  United States         3,500,000          3,502,187
                                                                                                            ---------------
                                                                                                                27,463,365
                                                                                                            ---------------

  PUBLISHING: NEWSPAPERS .3%
  Freedom Communications, Term Loan B, 3.28 - 3.34%, 5/17/09 .........  United States         2,500,000          2,541,015
  Medianews Group Inc., Term Loan B, 3.48%, 12/30/10 .................  United States           995,000          1,009,096
                                                                                                            ---------------
                                                                                                                 3,550,111
                                                                                                            ---------------

  PULP & PAPER .6%
  Appleton Papers Inc., Term Loan B, 3.66 - 3.79%, 6/01/10 ...........  United States           900,000            911,953
c Intertape Polymer Group Inc., Term Loan B, 5.75%, 8/01/11 ..........  United States         1,800,000          1,815,750
  Koch Cellulose LLC,
     L/C Term Loan, 3.108%, 5/03/11 ..................................  United States           643,132            652,377
     Term Loan B, 3.83%, 5/03/11 .....................................  United States         2,600,351          2,637,731
  MDCP Acquisitions I,
     Term Loan B, 4.33%, 9/12/10 .....................................     Ireland            1,000,000          1,003,125
     Term Loan C, 4.39%, 9/12/11 .....................................     Ireland            1,000,000          1,003,125
                                                                                                            ---------------
                                                                                                                 8,024,061
                                                                                                            ---------------

  RAILROADS .1%
  RailAmerica Transportation Corp., Term Loan B, 3.813 - 3.938%,
    5/21/09 ..........................................................  United States         1,825,599          1,852,755
                                                                                                            ---------------

  REAL ESTATE INVESTMENT TRUSTS .7%
c Crescent Real Estate Funding XII, Term Loan, 3.61 - 3.742%, 1/12/06   United States         4,287,778          4,333,336
  Newkirk Master LP, Term Loan, 5.98 - 6.37%, 11/24/06 ...............  United States         3,990,523          4,029,183
                                                                                                            ---------------
                                                                                                                 8,362,519
                                                                                                            ---------------



                                                              Annual Report | 23

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  RECREATIONAL PRODUCTS 1.5%
  Amscan Holdings Inc., Term Loan B, 4.13 - 4.591%, 4/30/12 ..........  United States      $  1,000,000     $    1,016,250
  BRP Holdings LP, Term Loan, 4.18%, 12/18/10 ........................  United States         8,955,000          9,092,128
  PlayPower Inc., Term Loan, 5.75%, 2/07/10 ..........................  United States           925,000            929,625
  Pure Fishing Inc., Term Loan B, 4.57 - 4.85%, 9/12/11 ..............  United States         1,496,250          1,520,534
  True Temper Sports Inc., Term Loan, 3.65 - 3.86%, 3/15/11 ..........  United States         5,985,000          6,059,813
                                                                                                            ---------------
                                                                                                                18,618,350
                                                                                                            ---------------

  RESTAURANTS .5%
  CKE Restaurants Inc., Term Loan, 4.375%, 4/30/09 ...................  United States           867,283            883,544
  Dominos Inc., Term Loan, 3.875%, 6/25/10 ...........................  United States         2,572,194          2,616,806
  Jack In The Box Inc., Term Loan B, 3.59 - 4.23%, 12/19/10 ..........  United States         2,985,000          3,027,910
                                                                                                            ---------------
                                                                                                                 6,528,260
                                                                                                            ---------------

  SEMICONDUCTORS .2%
  Fairchild Semiconductor Corp., Term Loan, 4.125 - 4.438%, 6/19/08 ..  United States         2,970,000          3,010,838
                                                                                                            ---------------

  SERVICES TO THE HEALTH INDUSTRY .5%
c Accredo Health Inc., Term Loan B, 3.61%, 8/02/11 ...................  United States         4,000,000          4,037,500
  Quintiles Transnational Corp., Term Loan B, 5.70 - 5.84%, 9/25/09 ..  United States         1,687,250          1,716,777
  Sterigenics International Inc., Term Loan B, 4.86%, 6/08/11 ........  United States         1,000,000          1,012,500
                                                                                                            ---------------
                                                                                                                 6,766,777
                                                                                                            ---------------

  SPECIALTY STORES .3%
  Pantry Inc., Term Loan, 4.09%, 3/12/11 .............................  United States         2,645,576          2,687,149
  PETCO Animal Supplies Inc., Term Loan D, 3.98%, 10/02/08 ...........  United States         1,565,525          1,586,563
                                                                                                            ---------------
                                                                                                                 4,273,712
                                                                                                            ---------------

  SPECIALTY TELECOMMUNICATIONS 1.3%
  D&E Communications Inc., Term Loan B, 4.03 - 4.20%, 12/31/11 .......  United States         2,338,188          2,371,799
  GCI Holdings Inc., Term Loan, 3.689%, 10/30/04 .....................  United States         2,384,777          2,412,727
b Pacific Crossing Ltd., Term Loan B, 5.50%, 7/28/06 .................  United States        21,151,939          1,057,597
c Valor Telecommunications, Term Loan B, 3.87 - 3.98%, 9/30/09 .......  United States         9,800,000          9,950,067
                                                                                                            ---------------
                                                                                                                15,792,190
                                                                                                            ---------------

  STEEL .4%
  Copperweld Corp., Term Loan, 5.95%, 10/31/04 .......................  United States         5,290,404          4,920,075
                                                                                                            ---------------

  TOBACCO .2%
  Commonwealth Brands Inc., Term Loan, 5.563%, 8/22/07 ...............  United States         2,078,750          2,115,128
                                                                                                            ---------------

  TOOLS/HARDWARE .1%
  Paint Sundry Brands LLC, Term Loan B, 4.87%, 6/27/10 ...............  United States           478,125            484,202
  Werner Holding Co., Term Loan, 4.65 - 4.88%, 6/11/09 ...............  United States           916,667            893,177
                                                                                                            ---------------
                                                                                                                 1,377,379
                                                                                                            ---------------




24 | Annual Report

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
a SENIOR FLOATING RATE INTERESTS (CONT.)
  TRUCKING .7%
  Comcar Industries, Term Loan B, 6.42 - 8.25%, 12/31/09 .............  United States      $  2,487,500     $    2,475,062
  Flexi-Van Leasing Inc., Term Loan B, 3.10 - 3.13%, 9/20/07 .........  United States           748,392            751,667
  Kenan Advantage, Term Loan, 5.05%, 6/30/10 .........................  United States         1,000,000          1,012,500
  Yellow Corp.,
     L/C Term Loan, 1.293%, 5/24/07 ..................................  United States         3,909,091          3,944,519
     Term Loan, 3.23%, 5/24/07 .......................................  United States           779,221            786,283
                                                                                                            ---------------
                                                                                                                 8,970,031
                                                                                                            ---------------

  WHOLESALE DISTRIBUTORS .4%
  Interline Brands, Term Loan B, 4.98 - 5.086%, 11/30/09 .............  United States         2,850,000          2,869,594
  National Waterworks Inc., Term Loan B, 4.34%, 11/22/09 .............  United States           948,980            962,621
  Nebraska Book Co., Term Loan B, 3.91%, 3/04/11 .....................  United States           997,500          1,009,345
                                                                                                            ---------------
                                                                                                                 4,841,560
                                                                                                            ---------------

  WIRELESS COMMUNICATIONS 3.0%
  AAT Communications Corp., Term Loan B, 4.14%, 12/31/11 .............  United States         3,000,000          3,037,500
b Cricket Communications Inc., Term Loan, 6.375%, 6/30/07 ............  United States         1,000,000          1,161,250
  Crown Castle Operating Co., Term Loan B, 5.09%, 9/30/10 ............  United States        11,910,000         11,960,451
  Dobson Cellular Systems Inc., Term Loan, 4.91 - 4.92%, 3/31/10 .....  United States         3,646,069          3,658,032
  Nextel Finance Inc., Term Loan E, 3.813%, 12/15/10 .................  United States         1,592,000          1,604,718
  Nextel Partners Inc., Term Loan C, 4.00%, 5/31/11 ..................  United States         6,500,000          6,612,937
d SBA Communications Corp., Term Loan, 4.65 - 5.37%, 10/31/08 ........  United States         7,584,615          7,652,164
  Spectrasite Communications Inc.,
     Term Loan A, 3.40 - 3.93%, 6/30/07 ..............................  United States         1,713,926          1,724,995
     Term Loan C, 3.93%, 2/22/07 .....................................  United States           998,182          1,010,130
                                                                                                            ---------------
                                                                                                                38,422,177
                                                                                                            ---------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $1,149,557,685) .........                                       1,093,776,714
                                                                                                            ---------------

                                                                                        -----------------
                                                                                         SHARES/WARRANTS
                                                                                        -----------------
  COMMON STOCKS AND WARRANTS .7%
  AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER
f Exide Technologies, wts., 3/18/06 ..................................  United States            74,278                 --
                                                                                                            ---------------

  COMMERCIAL PRINTING/FORMS
f Vertis Holdings Inc., wts., 6/30/11 ................................  United States            39,812                 --
                                                                                                            ---------------

  SPECIALTY TELECOMMUNICATIONS .1%
f Global Crossing Ltd. ...............................................  United States             2,684             50,459
f IDT Corp. ..........................................................  United States            53,428            841,491
                                                                                                            ---------------
                                                                                                                   891,950
                                                                                                            ---------------

  STEEL
f Copperweld Holding Co., A ..........................................  United States               242                 --
f Copperweld Holding Co., B ..........................................  United States             1,741                 --
                                                                                                            ---------------
                                                                                                                        --
                                                                                                            ---------------



                                                              Annual Report | 25

Franklin Floating Rate Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                           COUNTRY       SHARES/WARRANTS        VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    WIRELESS COMMUNICATIONS .6%
f,h Arch Wireless Inc. ...............................................  United States           253,746     $    7,158,175
f   Teligent Inc. ....................................................  United States               115            690,000
                                                                                                            ---------------
                                                                                                                 7,848,175
                                                                                                            ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $5,362,050) ...............                                           8,740,125
                                                                                                            ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,176,734,586) ................                                       1,123,134,700
                                                                                                            ---------------


                                                                                       --------------
                                                                                           SHARES
                                                                                       --------------
    SHORT TERM INVESTMENTS (COST $168,916,040) 13.4%
g   Franklin Institutional Fiduciary Trust Money Market Portfolio ....  United States       168,916,040        168,916,040
                                                                                                            ---------------
    TOTAL INVESTMENTS (COST $1,345,650,626) 102.7% ...................                                       1,292,050,740
    OTHER ASSETS, LESS LIABILITIES (2.7)% ............................                                         (34,375,056)
                                                                                                            ---------------
    NET ASSETS 100.0% ................................................                                      $1,257,675,684
                                                                                                            ---------------



a See Note 1(d) regarding senior floating rate interests.
b Defaulted securities. See Note 10.
c See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.
d See Note 13 regarding unfunded loan commitments.
e See Note 11 regarding restricted securities.
f Non-income producing.
g See Note 9 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
h See Note 12 regarding holdings of 5% voting securities.
i See Note 15 regarding fund litigation.



GLOSSARY OF TERMS

DIP  - Debtor-In-Possession
L/C  - Line of Credit
LLC  - Limited Liability Corp.
LP   - Limited Partnership
PIK  - Payment-In-Kind


26 | See notes to financial statements. | Annual Report

Franklin Floating Rate Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 2004


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................................ $1,176,734,586
  Cost - Sweep money fund (Note 9) .......................................................................    168,916,040
                                                                                                           ---------------
  Value - Unaffiliated issuers ...........................................................................  1,123,134,700
  Value - Sweep money fund (Note 9) ......................................................................    168,916,040
 Cash ....................................................................................................     13,798,337
 Receivables:
  Investment securities sold .............................................................................     20,827,387
  Capital shares sold ....................................................................................      4,658,506
  Interest ...............................................................................................      3,756,438
  Unrealized gain on unfunded commitments (Note 13) ......................................................         34,334
 Other assets ............................................................................................         43,056
                                                                                                           ---------------
      Total assets .......................................................................................  1,335,168,798
                                                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................     74,655,104
  Affiliates .............................................................................................      1,342,075
 Distributions to shareholders ...........................................................................      1,114,816
 Other liabilities .......................................................................................        381,119
                                                                                                           ---------------
      Total liabilities ..................................................................................     77,493,114
                                                                                                           ---------------
       Net assets, at value .............................................................................. $1,257,675,684
                                                                                                           ---------------
Net assets consist of:
 Undistributed net investment income ..................................................................... $    3,109,614
 Net unrealized appreciation (depreciation) ..............................................................    (53,570,919)
 Accumulated net realized gain (loss) ....................................................................   (324,906,896)
 Capital shares ..........................................................................................  1,633,043,885
                                                                                                           ---------------
       Net assets, at value .............................................................................. $1,257,675,684
                                                                                                           ---------------
Net asset value and maximum offering price per share ($1,257,675,684 / 140,043,962 shares outstanding) a .          $8.98
                                                                                                           ---------------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.





                         Annual Report | See notes to financial statements. | 27

Franklin Floating Rate Trust

STATEMENT OF OPERATIONS
for the year ended July 31, 2004



Investment income:
 Dividends ..............................................................................  $  1,012,967
 Interest ...............................................................................    51,335,018
                                                                                           -------------
      Total investment income ...........................................................    52,347,985
                                                                                           -------------
Expenses:
 Management fees (Note 5) ...............................................................     9,108,284
 Administrative fees (Note 5) ...........................................................     1,468,293
 Transfer agent fees (Note 5) ...........................................................     5,073,896
 Custodian fees .........................................................................        22,723
 Reports to shareholders ................................................................        79,050
 Registration and filing fees ...........................................................        38,772
 Professional fees ......................................................................       127,961
 Trustees' fees and expenses ............................................................         1,975
 Other ..................................................................................       314,633
                                                                                           -------------
      Total expenses ....................................................................    16,235,587
      Expense reductions (Note 6) .......................................................        (8,828)
                                                                                           -------------
       Net expenses .....................................................................    16,226,759
                                                                                           -------------
        Net investment income ...........................................................    36,121,226
                                                                                           -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .................................................................   (43,434,276)
   Non-controlled affiliated issuers (Note 12) ..........................................    15,481,875
  Foreign currency transactions .........................................................        32,699
                                                                                           -------------
        Net realized gain (loss) ........................................................   (27,919,702)
 Net unrealized appreciation (depreciation) on investments ..............................   105,394,762
                                                                                           -------------
Net realized and unrealized gain (loss) .................................................    77,475,060
                                                                                           -------------
Net increase (decrease) in net assets resulting from operations .........................  $113,596,286
                                                                                           -------------




28 | See notes to financial statements. | Annual Report

Franklin Floating Rate Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended July 31, 2004 and 2003



                                                                                        ---------------------------------
                                                                                              2004             2003
                                                                                        ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................  $   36,121,226    $   58,790,859
  Net realized gain (loss) from investments and foreign currency transactions ........     (27,919,702)     (152,344,808)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies .................................     105,394,762       167,594,857
                                                                                        ---------------------------------
      Net increase (decrease) in net assets resulting from operations ................     113,596,286        74,040,908
 Distributions to shareholders from net investment income ............................     (37,883,644)      (65,886,321)
 Capital share transactions (Note 2) .................................................      20,983,674      (627,105,648)
                                                                                        ---------------------------------
      Net increase (decrease) in net assets ..........................................      96,696,316      (618,951,061)
Net assets:
 Beginning of year ...................................................................   1,160,979,368     1,779,930,429
                                                                                        ---------------------------------
 End of year .........................................................................  $1,257,675,684    $1,160,979,368
                                                                                        ---------------------------------
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:
  End of year ........................................................................  $    3,109,614    $   (9,465,664)
                                                                                        ---------------------------------








                         Annual Report | See notes to financial statements. | 29

Franklin Floating Rate Trust

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Floating Rate Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end, continuously offered investment company. The Fund seeks current income and preservation of capital. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.





30 | Annual Report

Franklin Floating Rate Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Facility fees are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve further claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.






                                                              Annual Report | 31

Franklin Floating Rate Trust

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                    ---------------------------------------------------------------
                                                         YEAR ENDED JULY 31,
                                               2004                                2003
                                    ---------------------------------------------------------------
                                      SHARES          AMOUNT               SHARES          AMOUNT
                                    ---------------------------------------------------------------
Shares sold ......................   30,148,214   $ 266,060,960           5,568,709  $  45,936,820
Shares issued in reinvestment
 of distributions ................    2,769,859      24,316,522           5,106,050     41,769,067
Shares redeemed ..................  (30,679,970)   (269,393,808)        (87,416,170)  (714,811,535)
                                    ---------------------------------------------------------------
Net increase (decrease) ..........    2,238,103   $  20,983,674         (76,741,411) $(627,105,648)
                                    ---------------------------------------------------------------


3. TENDER OF SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the tender offer expiration date.


4. REVOLVING CREDIT FACILITY

The Fund participates in a $200 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 20, 2004. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the year ended July 31, 2004, the Fund did not utilize the facility.


5. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------
  ENTITY                                                       AFFILIATION
--------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                            Investment manager
  Franklin Templeton Services LLC (FT Services)                Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)          Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services) Transfer agent


The Fund pays an investment management fee to Advisers of .80% per year of the average daily net assets of the Fund.







32 | Annual Report

Franklin Floating Rate Trust

5. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays an administrative fee to FT Services based on the daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        .150%           First $200 million
        .135%           Over $200 million, up to and including $700 million
        .100%           Over $700 million, up to and including $1.2 billion
        .075%           In excess of $1.2 billion

Distributors has advised the Fund that it has received contingent deferred sales charges for the year of $68,628.

The Fund pays a transfer agent fee to Investor Services of .40% per year of the average daily net assets of the Fund, totaling $4,781,190 for the year ended July 31, 2004.


6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


7. INCOME TAXES

At July 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
  2009 .................................................    $  2,115,134
  2011 .................................................     199,627,510
  2012 .................................................     107,803,681
                                                            ------------
                                                            $309,546,325
                                                            ------------

At July 31, 2004, Fund has deferred capital losses occurring subsequent to October 31, 2003 of $14,631,185. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, defaulted securities, foreign currency transactions, and bond premiums.





                                                              Annual Report | 33

Franklin Floating Rate Trust

7. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended July 31, 2004 and 2003, was as follows:

                                             ---------------------------------
                                                  2004                2003
                                             ---------------------------------
Distributions paid from ordinary income ....  $37,883,644         $65,886,321

At July 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...................................  $1,346,496,159
                                                         ---------------
Unrealized appreciation ...............................  $   20,414,126
Unrealized depreciation ...............................     (74,859,545)
                                                         ---------------
Net unrealized appreciation (depreciation) ............  $  (54,445,419)
                                                         ---------------
Distributable earnings - undistributed ordinary income   $    4,827,491
                                                         ---------------


8. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2004 aggregated $942,890,198 and $997,526,505, respectively.


9. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


10. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 83.36% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities.

The Fund held defaulted and/or other securities for which the income has been deemed uncollectible. At July 31, 2004, the value of these securities was $2,236,005 representing 0.18% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.


11. RESTRICTED SECURITIES

At July 31, 2004, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities





34 | Annual Report

Franklin Floating Rate Trust

11. RESTRICTED SECURITIES (CONTINUED)

Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At July 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

-----------------------------------------------------------------------------------------------------
 PRINCIPAL                                                     ACQUISITION
   AMOUNT      ISSUER                                              DATE         COST         VALUE
-----------------------------------------------------------------------------------------------------
$ 1,400,000   Ares IV, Term Loan D, 144A, 7.11%, 12/22/12 .....  11/14/00   $ 1,400,000   $1,136,660
  2,500,000   Centurion II, Tranche D, 144A, 7.18%, 11/12/12 ..  11/07/00     2,500,000    2,194,500
  2,000,000   Clydesdale CLO, Tranche D, 144A, 7.65%,
                3/22/13 .......................................   5/23/01     1,889,673    1,903,200
  3,000,000   First Dominion Funding II, sub. floating rate deb.,
                Series A-D, 144A, 6.811%, 4/25/14 .............   5/03/99     2,991,559    2,325,000
                                                                                          -----------
TOTAL RESTRICTED SECURITIES (.60% OF NET ASSETS) ......................................   $7,559,360
                                                                                          -----------


12. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund during the year ended July 31, 2004 were as shown below.

---------------------------------------------------------------------------------------------------------
                                NUMBER OF                       NUMBER OF
                               SHARES HELD                      SHARES HELD  VALUE             REALIZED
                              AT BEGINNING  GROSS       GROSS     AT END    AT END  DIVIDEND    CAPITAL
  NAME OF ISSUER                 OF YEAR  ADDITIONS  REDUCTIONS   OF YEAR   OF YEAR  INCOME   GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
  Arch Wireless Inc. .......    1,908,741   43,174    1,698,169   253,746   $    *   $   --   $15,481,875

*At July 31, 2004, no longer an affiliate.


13. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion.

At July 31, 2004, unfunded commitments were as follows:

------------------------------------------------------------------------
                                                              UNFUNDED
  BORROWER                                                   COMMITMENT
------------------------------------------------------------------------
  Celanese AG, Term Loan ................................... $1,240,738
  Envirosolutions Inc., Delay Draw .........................    818,182
  New Jersey Devils LLC, Term Loan .........................  1,900,000
  SBA Communications Corp., Term Loan ......................    915,385
                                                             -----------
                                                             $4,874,305
                                                             -----------

Unfunded loan commitments are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.





                                                              Annual Report | 35

Franklin Floating Rate Trust

14. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, the Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.


15. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 360 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named Defendants included Franklin Advisers Inc., Franklin CLOs I-III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust.

The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of intentionally fraudulent transfers.

Discovery for this case has been stayed and pending motions have not been ruled upon. Thus, it is not possible to predict its outcome at this early stage of the proceedings. However, management of the Funds does not expect that the result will have a material adverse effect on the financial condition of the Funds.


16. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist





36 | Annual Report

Franklin Floating Rate Trust

16. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED) proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which the Fund's investment manager neither admits nor denies any wrongdoing, the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.





                                                              Annual Report | 37

Franklin Floating Rate Trust

16. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named Funds or the Company.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.





38 | Annual Report

Franklin Floating Rate Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FRANKLIN FLOATING RATE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Floating Rate Trust (hereafter referred to as "the Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2004



                                                              Annual Report | 39

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)     Trustee        Since 1997       111                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)         Trustee        Since 1997       140                        Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                     company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)      Trustee        Since 1997       141                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)         Trustee        Since 1998       96                         Director, Amerada Hess Corporation
 One Franklin Parkway                                                                     (exploration and refining of oil
 San Mateo, CA 94403-1906                                                                 and gas); H.J. Heinz Company
                                                                                          (processed foods and allied
                                                                                          products); RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium); and
                                                                                          Canadian National Railway
                                                                                          (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)        Trustee        Since 1997       113                        Director, The California Center
 One Franklin Parkway                                                                     for Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------



40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee         Since 1997       140                        Director, White Mountains
 One Franklin Parkway                                                                      Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                  company); Martek Biosciences
                                                                                           Corporation; MedImmune, Inc.
                                                                                           (biotechnology); and Overstock.com
                                                                                           (Internet services); and FORMERLY,
                                                                                           Director, MCI Communication
                                                                                           Corporation (subsequently known as
                                                                                           MCI WorldCom, Inc. and WorldCom,
                                                                                           Inc.) (communications services)
                                                                                           (1988-2002) and Spacehab, Inc.
                                                                                           (aerospace services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and     Since 1997       140                        None
 One Franklin Parkway          Chairman of
 San Mateo, CA 94403-1906      the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63) Trustee,        Trustee and      123                        None
 One Franklin Parkway          President and   President since
 San Mateo, CA 94403-1906      Chief Executive 1997 and Chief
                               Officer-        Executive Officer-
                               Investment      Investment
                               Management      Management
                                               since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MARK BOYADJIAN (40)           Vice President Since 2003       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Templeton Worldwide, Inc.; and officer of three of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)          Vice President Since 1997       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)           Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway          Compliance
 San Mateo, CA 94403-1906      Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
 Inc., and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)          Treasurer      Since July 2004  Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
 Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
 Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)       Vice President Since 1997       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------



42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS          POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)          Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.         President and
 Suite 2100                     Chief Executive
 Fort Lauderdale, FL 33394-3091 Officer-
                                Finance and
                                Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)             Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)          Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management,
 Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
 Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
 (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O.  MAGDOL (67)        Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                -AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center             Compliance                                                 Foundation.
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
                                               LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)        Vice President  Since 2000       Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)          Chief Financial Since May 2004   Not Applicable             None
 500 East Broward Blvd.        Officer
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


44 | Annual Report

Franklin Floating Rate Trust

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





                                                              Annual Report | 45
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
Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



02/04             Not part of the annual report

      [LOGO OMITTED]
 FRANKLIN[R] TEMPLETON[R]   One Franklin Parkway
        INVESTMENTS         San Mateo, CA 94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FLOATING RATE TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



020 A2004 09/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $83,245 for the fiscal year ended July 31, 2004 and $51,245 for the fiscal year ended July 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,134 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $609 for the fiscal year ended July 31, 2004 and $0 for the fiscal year ended July 31, 2003. The services for which 7these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,391 for the fiscal year ended July 31, 2004 and $12,972 for the fiscal year ended July 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,134 for the fiscal year ended July 31, 2004 and $12,972 for the fiscal year ended July 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A. Registrant's equity securities are not registered for sale on an exchange pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN FLOATING RATE TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 30, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    September 30, 2004